Principal Funds, Inc.
Supplement dated June 15, 2026
to the Prospectus and Statement of Additional Information
both dated March 1, 2026
(as previously supplemented)
This supplement updates information contained in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus.

SUMMARY FOR LARGECAP GROWTH FUND I
Effective June 26, 2026, under Principal Investment Strategies, delete the second paragraph and replace with the following:
The Fund is primarily actively managed by the sub-advisors. In addition, Principal Global Investors, LLC may invest up to 30% of the Fund’s assets using an index sampling strategy designed to match the performance of the Russell Top 200® Growth Index.
On or about June 30, 2026, delete T. Rowe Price Associates, Inc. from the Sub-Advisors section and add the following in alphabetical order:
Fred Alger Management, LLC

SUMMARY FOR LARGECAP VALUE FUND III
Effective June 26, 2026, under Principal Investment Strategies, delete the second paragraph and replace with the following:
The Fund is primarily actively managed by the sub-advisors. In addition, Principal Global Investors, LLC may invest up to 30% of the Fund’s assets using an index sampling strategy designed to match the performance of the Russell Top 200® Value Index.
On or about June 30, 2026, delete Westwood Management Corp. from the Sub-Advisors section and add the following in alphabetical order:
Federated MDTA LLC
Hotchkis and Wiley Capital Management, LLC

SUMMARY FOR SHORT-TERM INCOME FUND
Effective June 30, 2026, under Investment Advisor and Portfolio Managers, add the following in alphabetical order:
•Zach Gassmann (since 2026), Portfolio Manager

SUMMARY FOR TAX-EXEMPT BOND FUND
Under Principal Investment Strategies, add the following to the end of the second paragraph:
Up to 20% of the Fund’s assets may be invested in municipal obligations that generate interest income subject to federal alternative minimum tax (“AMT”). Municipal obligations subject to AMT will not be deemed as eligible tax-exempt bonds for the purposes of determining whether the Fund meets its 80% policy. For shareholders subject to AMT, a portion of the Fund’s dividends may be subject to federal tax.
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In the Principal Risks section, add the following to the alphabetical list of risks:
Alternative Minimum Tax Risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.

MANAGEMENT OF THE FUNDS
On or about June 30, 2026, under The Sub-Advisors section, delete all references to T. Rowe Price Associates, Inc., Westwood Management Corp., and Hotchkis and Wiley Capital Management, LLC and add the following to the alphabetical list of sub-advisors:

Sub-Advisor:	Federated MDTA LLC (“Federated”), 125 High Street, Oliver Street Tower, 21st Floor, Boston, MA 02110, was founded in 1997 and is an investment advisory firm registered with the SEC.

Fund(s):	a portion of LargeCap Value III

Sub-Advisor:
Fred Alger Management, LLC (“Alger”), 100 Pearl Street, 27th Floor, New York, NY 10004, was founded in 1964 and is an SEC registered investment advisory firm that specializes in growth equity investment strategies.

Fund(s):	a portion of LargeCap Growth I

Sub-Advisor:
Hotchkis and Wiley Capital Management, LLC, 601 S. Figueroa Street, 39th Floor, Los Angeles, CA 90017, is an investment advisory firm founded in 1980 that manages value portfolios for institutional and individual investors.

Fund(s):	a portion of LargeCap Value III and SmallCap Value II

REDEMPTION OF FUND SHARES
Delete the fifth paragraph and replace with the following:
The agreement for the above-mentioned line of credit is with State Street Bank and Trust Company.

The changes described below are being made to the Statement of Additional Information.

LEADERSHIP STRUCTURE AND BOARD
Independent Board Member Sharmila C. Kassam has changed her name to Sharmila Chatterjee. Accordingly, delete all references to Sharmila C. Kassam and replace with Sharmila Chatterjee.

INVESTMENT ADVISORY AND OTHER SERVICES
On or about June 30, 2026, delete all references to T. Rowe Price Associates, Inc., Westwood Management Corp., and Hotchkis and Wiley Capital Management, LLC and add the following to the alphabetical list of sub-advisors:

Sub-Advisor:
Federated MDTA LLC (“Federated”) is a limited liability company that is 62.35% owned by Federated MDTA Trust, a Massachusetts business trust, and 37.65% owned by HBSS Acquisition Company, a Delaware corporation. Federated MDTA Trust is a subsidiary of Federated Hermes, Inc., a publicly traded but privately controlled company.

Fund(s):	a portion of the assets of LargeCap Value III
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Sub-Advisor:
Fred Alger Management, LLC (“Alger”) is directly owned by Alger Group Holdings (“AGH”), a financial services holding company. AGH and Alger are indirectly controlled by Hilary M. Alger, Nicole D. Alger, and Alexandra D. Alger, who own approximately 99% of the voting rights of Alger Associates, Inc., the parent company of AGH.

Fund(s):	a portion of the assets of LargeCap Growth I

Sub-Advisor:
Hotchkis and Wiley Capital Management, LLC is a limited liability company, the primary members of which are HWCap Holdings, LLC, a limited liability company whose members are current and former employees, and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holding Corp., a diversified holding company.

Fund(s):	a portion of the assets of LargeCap Value III and SmallCap Value II
PORTFOLIO MANAGER DISCLOSURE
Effective June 30, 2026, under Advisor: Principal Global Investors, LLC (Principal Fixed Income Portfolio Managers), delete the row for Zach Gassmann in the Other Accounts Managed table and replace with the following:

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Zach Gassmann (2)(4)(5): Government & High Quality Bond, Inflation Protection, and Short-Term Income Funds
Registered investment companies	10	$1.5 billion	0	$0
Other pooled investment vehicles	9	$4.7 billion	0	$0
Other accounts	11	$3.0 billion	0	$0
(2) Jeff Callahan and Zach Gassmann became Portfolio Managers of the Inflation Protection Fund effective March 1, 2026.
(4) Zach Gassmann became a Portfolio Manager of the Short-Term Income Fund effective June 30, 2026.
(5) Information as of April 30, 2026.
Effective June 30, 2026, under Advisor: Principal Global Investors, LLC (Principal Fixed Income Portfolio Managers), in the Ownership of Securities table add the following alphabetically:
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Zach Gassmann (3)	Short-Term Income	None
(3) Information as of May 31, 2026.

APPENDIX C - PROXY VOTING POLICIES
On or about June 30, 2026, delete the proxy voting policy for T. Rowe Price Associates, Inc. and Westwood Management Corp. and add the following proxy voting policies for Federated MDTA LLC and Fred Alger Management, LLC:
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FEDERATED
HERMES
FEDERATED HERMES. INC.
Operating Procedures
Proxy Voting Policies and Procedures
Business Unit/Division: Investment Management
Effective Date of Original Procedure: 08/17/04
Revision #59/Effective: 12/11/23
Purpose of this Procedure
To describe the proxy voting policies, practices and procedures of the Federated advisory companies in order to comply with Rule 206(4)-6 under the Investment Adviser’s Act of 1940 (the “Adviser’s Act”).
Governing Policy
Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Federated Global Investment Management Company, Federated Investment Counseling, Federated Investors (UK) LLP, Federated MDTA LLC, Passport Research, Ltd., and Federated Advisory Services Company (each an “Adviser” and collectively, the “Advisers”) have adopted the following proxy voting policies and procedures (the “Policies and Procedures”) in compliance with Rule 206(4)-6 under the Adviser’s Act. These Policies and Procedures shall also apply to any investment company registered under the Investment Company Act of 1940 (the “1940 Act”) for which an Adviser serves as an “investment adviser” (as defined in Section 2(a)(20) of the 1940 Act), provided that the Board of Directors or Trustees of such investment company has delegated to the Adviser authority to vote the investment company’s proxies, subject to the Board’s oversight and receipt of regular reports.
General Policy
Unless otherwise directed by a client or the Board of Directors or Trustees of an investment company (referred to collectively as “Client” or “Clients”), it is the policy of the Advisers to cast proxy votes at shareholder meetings (“Company Meetings) on behalf of the Advisers’ Clients. As investment advisers with a fiduciary duty to its Clients, the Advisers will cast proxy votes in favor of management proposals and shareholder proposals that the Advisers anticipate will enhance the long-term value of the securities being voted in a manner that is consistent with the Client’s investment objectives. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company.
This approach to voting proxy proposals will be referred to hereafter as the General Policy. Nothing in the General Policy shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of Clients.
The Advisers generally vote consistently on the same matter when securities of an issuer are held by multiple Client portfolios. However, the Advisers may vote differently if a particular Client’s investment objectives differ from those of other Clients or if a Client explicitly instructs the Advisers to vote differently.
This document contains non-public information and is not available for external distribution or restatement without the prior written approval from Federated Hermes Compliance Department.

APPLICATION TO SPECIFIC PROPOSALS
The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Advisers support or oppose a proposal will always depend on a thorough understanding of the Client’s investment objectives and the specific circumstances described in the proxy statement.
Corporate Governance
Generally, the Advisers will vote proxies:
•In favor of directors nominated in an uncontested election, but against any director who:
had not attended at least 75% of the board meetings during the previous year;
serves as the company’s chief financial officer, unless the company is headquartered in the UK or Ireland, where this is market practice;
has become over boarded (more than five boards for retired executives and more than two boards for CEO’s);
is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director;
served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or
served on a board that did not implement a shareholder proposal that Federated supported and where such proposal also received more than 50% shareholder support.
•In favor of a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent.
•In favor of shareholder proposals to declassify the board of directors.
•In favor of shareholder proposals to require a majority voting standard in the election of directors.
•In favor of shareholder proposals to separate the roles of chairman of the board and CEO.
•In favor of a proposal to require a company’s audit committee to be composed entirely of independent directors.
•In favor of proposals to allow shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors (“Proxy Access”).
•In favor of proposals to grant shareholders the right to call a special meeting if owners of at least 10% of the outstanding stock agree.
•Against proposals to allow shareholders to act by written consent.
•On a case-by-case basis for proposals to adopt or amend shareholder rights plans (also known as “poison pills”).
•In favor of shareholder proposals to eliminate supermajority requirements in company bylaws.
Shareholder Proposals on Environmental and Social Issues
Generally, the Advisers will vote every shareholder proposal of an environmental or social nature on a case-by-case basis. The quality of these shareholder proposals varies widely across markets. Similarly, company disclosures of their business practices related to environmental and social risks are not always adequate for investors to make risk assessments. Thus, the Advisers place great importance on company-specific analyses to determine how to vote. Above all, the Advisers will vote in a manner that would enhance the long-term value of the investment within the framework of the Client’s investment objectives.

Our general approach to analyzing these proposals calls for considering the literal meaning of the written proposal, the financial materiality of the proposal’s objective, and the practices followed by industry peers. This analysis utilizes research reports from our proxy advisors, company filings, as well as reports published by the company and other outside organizations.
With respect to specific categories of proposals:
Environmental. The Advisers will generally support proposals calling for enhanced reporting on the company’s business practices, including policies, strategic initiatives, and oversight mechanisms, related to environmental risks. To reach a final voting decision, the Advisers will take into consideration:
•The company’s current level of publicly available disclosure;
•Whether the company has formally committed to implementation of a reporting program based on frameworks such as the SASB materiality standards or the TCFD recommendations;
•Whether the company’s current level of disclosure is comparable to that of industry peers; and
•Whether there are significant controversies or litigation associated with the company’s environmental performance.
Social. The Advisers will generally support resolutions in the social category when they call for measures to enhance disclosure that would enable investors to make better risk assessments of the company’s social issues, such as their human capital management practices. The Advisers will generally oppose proposals calling for a change in the company’s product line or methods of distribution.
Political Activities. The Advisers will generally support enhanced disclosure of policies, practices, and oversight of corporate political activity when the current level of disclosure falls short of disclosure provided by industry peers. The Advisers will oppose proposals prohibiting the company’s participation in any part of the political process, such as making political contributions and joining trade associations.
Capital Structure
Generally, the Advisers will vote proxies for U.S. issuers:
•On a case-by-case basis for proposals to authorize the issuance of new shares if not connected to an M&A transaction and the potential dilution is more than 10%.
•Against proposals to create multiple-class voting structures where one class has superior voting rights to the other classes.
•In favor of proposals to authorize reverse stock splits unless the amount of authorized shares is not also reduced proportionately.
Generally, the Advisers will vote proxies for non-U.S. issuers:
•In favor of proposals to authorize issuance of shares with and without pre-emptive rights unless the size of the authorities would threaten to unreasonably dilute existing shareholders.
Executive Compensation
Votes on executive compensation come in many forms, including advisory votes on U.S. executive compensation plans (“Say On Pay”), advisory and binding votes on the design or implementation of non-U.S. executive remuneration plans, and votes to approve new equity plans or amendments to existing plans. Generally, the Advisers will support compensation arrangements that are aligned with the Client's long-term investment objectives.
With respect to specific categories of proposals:
Say On Pay. The Advisers will generally vote in favor of these proposals unless the plan has failed to align executive compensation with corporate performance, or the design of the plan is likely to lead to misalignment in the future. The Advisers support the principle of an annual shareholder vote on executive pay and will generally vote accordingly on proposals which set the frequency of the Say On Pay vote.

Executive Remuneration Policy. In some markets, shareholders are provided a vote on the remuneration policy, which sets out the structural elements of a company’s executive compensation plan on a forward-looking basis. The Advisers will generally support these proposals unless:
•The design of the remuneration policy fails to appropriately link executive compensation with corporate performance;
•Total compensation appears excessive relative to the company’s industry peer group, with local market dynamics also taken into account; or
•There is insufficient disclosure to enable an informed judgment, particularly as it relates to the disclosure of the maximum amounts of compensation that may be awarded.
A vote against the remuneration policy, which in most markets is not an annual voting item, would not necessarily result in votes against the Say On Pay resolution at subsequent shareholder meetings.
Equity Plans. The Advisers will generally vote in favor of equity plan proposals unless they:
•Result in unreasonable dilution to existing shareholders;
•Permit replacement of “underwater” options with new options on more favorable terms for the recipient; or
•Omit the criteria for determining the granting or vesting of awards.
M&A Activity
The Advisers will vote proxies relating to mergers, acquisitions, and sales of assets based upon the Advisers’ analysis of the proposed business strategy, the transaction price, and the expected impact on the total return for Clients.
Contested Elections
The Advisers will vote proxies relating to contested elections of directors based upon the Advisers’ analysis of the opposing slates and their proposed business strategy and the expected impact on the total return for Clients.
COST/BENEFIT ANALYSIS
Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if it is determined that the consequences or costs of voting outweigh the potential benefit to Clients. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.
WHEN FEDERATED DOES NOT PERFORM QUALITATIVE RESEARCH
The Advisers may employ an investment strategy for certain funds or accounts that does not make use of qualitative research. For example, the MDT and the Federated index funds utilize quantitative strategies. Further, Federated may engage a sub-adviser that utilizes a quantitative strategy to manage certain funds or accounts. In all of these cases (“Non-Qualitative Accounts”), Federated may not have the kind of research to make decisions about how to vote proxies for them. Therefore, the Advisers will vote the proxies of these Non-Qualitative Accounts as follows:
•In accordance with the Standard Voting Instructions (defined below);
•If the Advisers are casting votes for the same proxy on behalf of a regular qualitative account and a Non-Qualitative Account, the Non-Qualitative Account would vote in the same manner as the regular qualitative account;
•If neither of the first two conditions apply, as the proxy voting service is recommending (see below for discussion of Proxy Advisors’ conflicts of interest); and
•If none of the previous conditions apply, as recommended by the Proxy Voting Committee.

SECURITIES LENDING RECALL
The Advisers do not have the right to vote on securities while they are on loan. The Advisers will take all reasonable steps to recall shares prior to the record date when the meeting raises issues which the Advisers believe materially affect shareholder value, provided that the Advisers consider that the benefits of voting on the securities are greater than the associated costs, including the opportunity cost of the lost revenue that would otherwise be generated by the loan. However, there can be no assurance that the Advisers will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
WHEN ISSUERS SUBMIT REBUTTALS TO GLASS LEWIS VOTING RECOMMENDATIONS
The Advisers will take into account feedback from issuers on the voting recommendations of Glass Lewis if the feedback is provided at least five days before the voting cut-off date. In certain circumstances, primarily those where the Advisers’ voting policy is absolute and without exception, issuer feedback will not be part of the voting decision. For example, it is the Advisers’ policy to always support a shareholder proposal to separate the roles of chairman of the board and CEO. Thus, any comments from the issuer opposing this proposal would not be considered.
Background / Overview
Under Rule 206(4)-6 of the Adviser’s Act, every investment adviser (as defined in Section 2(a)(20) of the 1940 Act) must “adopt and implement written policies and procedures that are reasonably designed to ensure that [investment advisers] vote client securities in the best interests of clients”. In addition, under Rule 30b1-4 of the 1940 Act, each registered investment management company must, no later than August 30tht of each year, file a proxy voting record on Form N-PX for the most recent twelve-month period ending June 30th (See the section below entitled “Form N-PX Filing”). These Policies and Procedures are designed to ensure that the Advisers meet the requirements of these rules.
The Advisers have established a Proxy Voting Committee (the “Committee”) consisting of the following permanent voting members (unless noted otherwise):
Chief Investment Officer for Global Equity President of the Advisers
Chief Risk Officer (non-voting) Director of Proxy Voting (non-voting)
The permanent members may then appoint other members, both voting and non-voting, to the Committee as they deem necessary. The Committee will notify Clients upon written request of the identity of any members appointed to the Committee as well as changes made to the Committee membership.
The Committee will adopt such practices as it deems appropriate to regulate its meetings and the means of directing votes, including directions authorized by voice or electronic messages.
EMPLOYMENT OF PROXY VOTING SERVICES
The Advisers have hired a proxy voting service to perform various proxy voting related administrative services such as ballot reconciliation, vote processing, and recordkeeping functions. Currently, this service is provided by Glass Lewis & Co. LLC. The Committee has supplied the proxy voting service with general instructions (the “Standard Voting Instructions”) that represent decisions made by the Committee in order to vote common proxy proposals. As the Committee believes that a shareholder vote is equivalent to an investment decision, the Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that is consistent with the General Policy. The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Committee. The Advisers have executed and delivered to the proxy voting service a limited power of attorney to cast ballots on behalf of the Advisers’ Clients.
However, if the Standard Voting Instructions require case-by-case treatment for a proposal, the Proxy Voting Operations Team (the “PVOT”) will work with the investment professionals and the proxy voting service to develop a voting recommendation for the Committee. This process is described in more detail below.

THE PROXY VOTING MANAGEMENT GROUP
The Committee has created the Proxy Voting Management Group (“PVMG”) to assist it in carrying out the day-to-day operations related to proxy voting. The PVMG consists of the following permanent members:
•Head of the Responsible Investing Office
•Director of Proxy Voting
•Chief Compliance Officer
The PVMG also consists of other members who are appointed from time to time by the Head of the Responsible Investing Office.
The day-to-day operations related to proxy voting is carried out by the PVOT and overseen by the PVMG. This work includes, but is not limited to:
•interacting with the proxy voting service on the Committee’s behalf;
•soliciting voting recommendations from the Advisers’ investment professionals, as necessary, on case-by-case items;
•bringing voting recommendations to the Committee for case-by-case items and for voting contrary to the Standard Voting Instructions;
•engaging with portfolio companies with the intent of learning about, influencing, or exchanging perspectives on corporate governance, environmental, or social issues affecting their businesses;
•filing any required proxy voting reports with government regulators;
•providing proxy voting reports to Clients as they are requested from time to time;
•keeping the Committee informed of any issues related to proxy voting;
•voting ballot questions of a technical, procedural, or administrative nature; and
•voting as directed by the Committee.
Procedure Steps
BALLOT RECONCILIATION
Federated’s Business Information Systems Department (“BISD”) will send to Glass Lewis on a daily basis a list of all voting securities held in portfolios managed by the Advisers. Glass Lewis shall use this list of voting securities to determine whether all ballots have been received. If Glass Lewis has not received all required ballots, they will contact the Advisers and assist in obtaining the missing ballots from the custodians.
AUTOMATED VOTING AND VOTE PROCESSING
Glass Lewis provides the following services related to voting and vote processing:
1.Automated voting on any proposals for which they have received Standard Voting Instructions from the Advisers.
2.An on-line proxy voting platform which allows the PVOT to manually cast votes on case-by-case items (see below).
3.Transmission of votes to voting tabulation firms and related recordkeeping.
4.Reporting of voting activity for use by the Committee, Clients, and the PVOT.

CASE-BY-CASE VOTING
The Standard Voting Instructions require certain proposals to be voted as “case-by-case” items. This means Glass Lewis will not automatically cast a vote but indicate to the PVOT that the proposal should be voted manually. For each case-by-case item, the PVOT will seek a voting recommendation from an investment professional who has performed qualitative research on the company. The PVOT will then present the voting recommendation to the Committee for their approval. The Committee may send the voting recommendation back to the PVOT and the investment professional for reconsideration and a new voting recommendation. Once approval is received, the PVOT will vote the item on the Glass Lewis system.
If the proposal is for any of the following questions, the PVOT will formulate a voting recommendation and notify the investment professional who has performed qualitative research on the company that, absent any objections, Federated is planning to cast a vote in accordance with that recommendation:
1.M&A transactions;
2.Questions concerning raising capital through issuance of securities;
3.Questions concerning divestitures and spin-offs;
4.Elimination of dual class common stock; or
5.Approval of fixed versus variable compensation ratios.
If the investment professional has no objections, the PVOT will execute the vote on the Glass Lewis system without consulting the Committee. The votes will be reported to the Committee on a quarterly basis.
If the proposal is for a highly technical, procedural, or administrative question, the Director of Proxy Voting will research the issue, determine the vote, and direct the PVOT to vote the item on the Glass Lewis system without consulting the Committee. The votes will be reported to the Committee on a quarterly basis.
WHEN FEDERATED DOES NOT PERFORM QUALITATIVE RESEARCH
When a proxy proposal requires a case-by-case vote for a security held solely by a Non-Qualitative Account, the PVOT shall vote the shares, with the exception of the circumstance described below, as recommended by the proxy voting service. (See below for discussion of Proxy Advisors’ conflicts of interest.) If the case-by-case vote concerns a shareholder proposal on an environmental or social topic, the PVOT shall formulate a voting recommendation for approval by the Committee. The PVOT will retain copies of all documentation related to the vote as required in the paragraph of these Policies and Procedures entitled “Recordkeeping and Reporting.”
SMALL AND MICRO CAP PROCESSING
The Standard Voting Instructions stipulate that certain proxy issues for smaller companies are voted differently than for larger companies. For example, US small and micro cap companies, defined as those not in the Russell 1000 universe, have different thresholds in the Standard Voting Instructions for proposals related to reporting on social and environmental matters.

VOTING SHARES OF MUTUAL FUNDS AND EXCHANGE TRADED FUNDS
When a Federated Fund or a Sub-Advised Mutual Fund Client Owns an Unaffiliated Mutual Fund or ETF
Rule 12d1-4 allows funds to invest in other registered investment companies in excess of the limits contained in Section 12(d)(1)(a) of the 1940 Act provided that the Acquiring and Acquired Funds both comply with certain requirements, including specific voting requirements for the Acquiring Fund. (See the Investing in Other Registered Investment Companies Procedure (“RIC Investing Policy”) for additional detail.) Under Rule 12d1-4, when voting a proxy for an Acquired Fund, the Acquiring Fund and its advisory group must mirror vote if overall ownership levels exceed certain thresholds. This mirror voting requirement does not apply if both the Acquiring and Acquired Fund are part of the same group of investment companies or the sub-adviser to the Acquiring Fund (or any person controlling, controlled by, or under common control with such sub-adviser) also acts as the adviser to the Acquired Fund. In limited circumstances, an Acquiring Fund and its advisory group may be required to use pass-through voting (seeking voting instructions from the Acquiring Fund’s own shareholders) if all the shareholders of the Acquired Fund are required by Rule 12d1-4 to mirror vote. Section 12(d)(1)(F) also provides an exemption which permits investments in excess of the limits in Section 12(d)(1)(a) provided that the certain requirements, including specific voting requirements, are satisfied. For purposes of Section 12(d)(1)(F). any fund relying on this exemption must vote proxies for shares of other registered investment companies by proxy or otherwise in the same proportion as the vote of all other holders, as described in Section 12(d)(1)(E).
Rule 12d1-4 requires mirror voting when an Acquiring Fund, and its advisory group, own more than 25% of the outstanding voting securities of an Acquired Fund as a result of a decrease in the outstanding voting securities of the Acquired Fund. If the Acquired Fund is a closed-end management investment company or a business development company, mirror voting is required if the Acquiring Fund, and its advisory group, owns more than 10% of the outstanding shares of the Acquired Fund. If a Federated Hermes fund or a sub-advised mutual fund relies upon an exemption to investment in other registered investment companies, including Rule 12d1-4 or Section 12(d)(1)(F), it would be designated as such in the RIC Investing Policy. Specifically, when a fund is relying on Rule 12d1-4, they will be designated as an Acquiring Fund in the RIC Investing Policy,. If complex-wide exposure to an unaffiliated mutual fund or ETF, which is also held by an Acquiring Fund, exceeds the 25% or 10% thresholds described above, mirror voting is required. However, an Acquiring Fund will use pass-through voting if all the holders of the outstanding voting securities of the Acquired Fund are required to vote securities of the Acquired Fund in the same proportion as the vote of all other holders of such securities (i.e. pass-through voting is required when Acquiring Fund as the only shareholders of the Acquiring Fund.) Since the requirement to mirror vote may vary from case to case, the PVOT will review the RIC Investing Policy to verify if any identified holder(s) are Acquiring Fund(s) or rely on Section 12(d)(1)(F) and, if necessary, will review the MF Holdings report to determine the % of ownership complex-wide. If the identified holder is an Acquiring Fund and the proxy is for a Federated Hermes Fund, there is no requirement under Rule 12d1-4 to mirror vote (Note: See Advisers’ Conflict of Interest section below for instruction on how to proxies for Federated Hermes Funds). If the identified holder is an Acquiring Fund and the proxy is for an unaffiliated mutual fund or ETF, the PVOT will verify % of ownership complex-wide and only mirror vote if ownership exceeds the thresholds as described above. If the identified holder relies on Section 12(d)(1)(F) that is the only instance where the PVOT will need to mirror vote a proxy for shares of a Federated Hermes Fund or an unaffiliated mutual fund or ETF, regardless of level of ownership. If clarification is needed the PVOT will seek written guidance from the Compliance Department regarding whether mirror voting is required for an unaffiliated mutual fund or ETF. That guidance, whether or not mirror voting is required, will become part of the permanent records supporting this proxy vote.

FORM N-PX FILING
Form N-PX, the annual report of proxy votes by US mutual funds, is required to be filed with the SEC by August 30. The proxy voting service provides reporting to assist the PVOT and Federated’s Legal Department with Form N-PX preparation. This process is detailed in the Form N-PX Filing Procedure.
Advisers’ Conflicts of Interest
A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest in how the Adviser votes the proxy on behalf of its client. For purposes of these Policies and Procedures, a company with a “significant business relationship with the Advisers” includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company; (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and; (c) any company that has another form of significant business relationship with an affiliated person of the Adviser as determined by the Committee.
A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to below as an “Interested Company.” (See Exhibit A, “Proxy Voting Conflicts of Interest Flowchart for Case-By-Case Votes,” for guidance on how to identify an Interested Company.) The terms “affiliated person” and “investment adviser” shall be interpreted according to the definitions provided by Section 2(a) of the Investment Company Act of 1940, as amended, except that a company whose stock is owned by any investment company or account advised by Federated shall not be treated as an “affiliated person” based solely on the ownership or control of that company’s stock1.
In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:
1.Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to the Director of Proxy Voting. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will vote proxies for its Clients.
2.Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding how proxies will be voted.
3.Any Committee member contacted by a proxy solicitation firm shall not disclose to that firm the size of the position owned in the company’s stock. Nor shall he or she disclose to that firm the preliminary or final voting decisions for ballot questions on the company’s proxy. These proxy solicitation firm communications are not required to be reported to the Committee.
1 Section 2(a) of the Investment Company Act defines an “Affiliated Person” of another person as (A) any person directly or indirectly owning, controlling, or holding with power to vote 5 per centum or more of the outstanding voting securities of such other person; (B) any person 5 per centum or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person; (C) any person directly or indirectly controlling, controlled by, or under common control with, such other person; (D) any officer, director, partner, copartner, or employee of such other person; (E) if such other person is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if such other person is an unincorporated investment company not having a board of directors, the depositor thereof. As stated above, for purposes of this Policy, a company will not be treated as an affiliate solely because an investment company or other account advised by the Adviser owns, controls, or holds with power to vote five percent or more of the outstanding voting securities of that company. See “Downstream Affiliates” procedure below.

4.If the Standard Voting Instructions already provide specific direction on the proposal about which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Standard Voting Instructions require case-by-case treatment for the proposal, the case-by-case voting procedure as described above will be followed without regard for the interests of the Advisers with respect to the Interested Company.
5.If the Advisers cast proxy votes for an Interested Company that resulted from the case-by-case voting procedure, the Committee shall disclose annually to the Board of Directors or Trustees of the Federated Funds, and upon request to any other Client, for whom the votes were cast:
•That the Advisers have a significant business relationship with the Interested Company;
•The proposals regarding which votes were cast;
•Any material communications between the Advisers and the Interested Company regarding the proposal; and
•Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.
If the Client (including the Federated Hermes Funds) owns shares of an investment company for which the Adviser is the investment adviser, the Committee will echo vote the Client’s shares, unless the Client directs otherwise. For the Federated Hermes ETFs, each Authorized Participant (“AP”) has granted the distributor (Federated Securities Corporation (“FSC”)) as part of the Authorized Participation agreement an irrevocable proxy giving FSC the power to vote all shares beneficially owned by the AP.    In instances where there is a proxy related to a Federated Hermes ETF, PVOT will work with Compliance, Legal and ETF Operations to identify the applicable APs, execute a proxy card on behalf of the AP and either show the executed AP agreement or execute an irrevocable proxy document as proof of the FSC’s right to vote the shares beneficially owned by the AP. The PVOT, on behalf of the FSC, will direct that the shares beneficially owned by the AP, be echo voted.
6.To ensure that any proxy relating to an Interested Company is voted and reported in accordance with this Policy, the PVOT will obtain the following lists:
a)List of any Adviser client that is a public company. This list will come from Investment Management Administration (quarterly).
b)List of any entity which owns, and has voting or dispositive authority over, 5% or more of any investment company for which the Adviser is the investment adviser. This list will come from the Compliance Department (quarterly).
c)List of any entity from or through whom more than 10% of Federated Investors Inc. revenue is derived. These entities are disclosed on the Federated Investors, Inc., annual report (annually).
The PVOT will identify any proxies relating to any entity appearing on these lists.
In lieu of following steps 3 and 4, the Adviser may seek direction from the Client concerning how to vote a proxy for an Interested Company. In seeking such direction, the Adviser will disclose the nature of its significant business relationship which has caused the company to be considered an Interested Company. The Adviser may also provide a voting recommendation to the Client.
Such recommendation may be contrary to the Standard Voting Instructions.

DOWNSTREAM AFFILIATES
If the Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which an investment company client owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote (“Downstream Affiliate”)2, the Committee must first receive guidance from Counsel to the Committee as to whether any relationship between the Adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If Counsel determines that an actual conflict exists, the Committee must address any such conflict with the Executive Committee of the Board of Directors or Trustees of any Investment Company client prior to taking any action on the proxy at issue. See Exhibit A, “Proxy Voting Conflicts of Interest Flowchart for Case-By-Case Votes,” for an illustration of the steps in this process.
PROXY ADVISERS’ CONFLICTS OF INTEREST
Proxy advisory firms, such as Glass Lewis and ISS, may have significant business relationships with the subjects of their research and voting recommendations. For example, a significant vendor for Glass Lewis may be a public company with an upcoming shareholders2 meeting and Glass Lewis has published a research report with voting recommendations. In another example, an ISS consulting client may be a public company for which ISS will write a research report. These and similar situations give rise to an actual or apparent conflicts of interest.
In order to avoid concerns that the conflicting interests of Glass Lewis and ISS have influenced their proxy voting recommendations, the Advisers will take the following steps:
1.A due diligence team made up of Federated employees will meet with Glass Lewis on an annual basis and determine through a review of their policies and procedures and through inquiry that Glass Lewis has established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by their various conflicts of interest. See below for recordkeeping requirements.
2.On an annual basis the Director of Proxy Voting will examine a sample of ISS research reports for ISS’s institutional consulting clients and determine if evidence of bias in recommendations exists. If such evidence is found, the results of the examination will be presented to the Proxy Management Group and a decision would be made as to the further use of ISS research reports.
3.Whenever the standard voting guidelines call for voting a proposal in accordance with the Glass Lewis recommendation and Glass Lewis has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps:
a)The PVOT will obtain a copy of the research report and recommendations published by ISS for that issuer.
b)The Director of Proxy Voting, or his designee, will review both the Glass Lewis research report and the ISS research report and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Committee on a quarterly basis.
Alternatively, the PVOT may seek direction from the Committee on how the proposal shall be voted.
2 Although the Investment Company Act defines, in relevant part, an “affiliate” as any person 5 percent or more of whose outstanding voting securities are owned with power to vote, by such other person, for purposes of this Policy, the amount of ownership required to be deemed a Downstream affiliate has been determined to be 10%.

RECORDKEEPING
In addition to any other reports required hereunder, the Committee shall submit a report to the Board of Directors or Trustees of the Federated Funds, at the next meeting after which the Committee has voted contrary to the Standard Voting Instructions on a proposal affecting any Downstream Affiliate. The report shall include:
•The reason why the company is a Downstream Affiliate;
•The proposals for which votes were cast;
•Any material communications between the Adviser and the Downstream Affiliate regarding the proposals; and
•The reason for the Adviser’s decision to vote contrary to the proxy voting guidelines.
PVOT, aided by the proxy voting service, shall maintain a record of all votes cast on behalf of each Client. The PVOT shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee’s decisions regarding how to vote proxies or that memorializes the basis for their decision, (b) any written client request for information on how a Client’s proxies were voted, and (c) any written or oral response to such a request. All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).
PVOT shall maintain documentation of all due diligence meetings conducted at Glass Lewis.
Exceptions
The Advisers may employ alternate voting instructions to vote proxies for a Client if so requested by the Client. For example, the Adviser may employ the proxy voting service’s Taft-Hartley proxy voting policy in order to vote proxies for a Trade Union client. This exception will always be at the request of the Client and all votes will be administered by the proxy voting service. The Adviser will exercise no discretion in voting in such a case.
Key Terms, Definitions, References
DEFINITIONS
General Policy – As investment advisers with a fiduciary duty to its Clients, the Advisers will cast proxy votes in favor of management proposals and shareholder proposals that the Advisers anticipate will enhance the long-term value of the securities being voted in a manner that is consistent with the Client’s investment objectives.
Standard Voting Instructions – specific instructions, based on the General Policy, supplied to the proxy voting service by the Proxy Voting Committee to enable the proxy voting service to implement automated proxy voting.
Investment Adviser – as defined in Section 2(a) of the Investment Company Act of 1940.
Significant Business Relationship – includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company; (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and; (c) any company that has another form of significant business relationship with an affiliated person of the Adviser as determined by the Proxy Voting Committee.
Interested Company – a company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Voting Committee has a significant business relationship with the Advisers.
Downstream Affiliate – a company whose stock is owned by an investment company or account managed by Federated where the level of ownership is 10% or more of the outstanding shares.
Upstream Affiliate – Entity which owns, and has voting or dispositive authority over, 5% or more of any investment company for which the Adviser is the investment adviser.

Approved by:	/s/ Michael R. Granito	Date: 04/21/2022
Chief Risk Officer

Approved by:	/s/ Jonathan Haymon	Date: 4/5/2022
Director of Proxy Voting

Approved by:	/s/ Anne Kruczek	Date: 4/6/2022
Head of Responsible Investing Office

Approved by:	/s/ Stephen F. Auth	Date: 4/21/2022
Chair, Proxy Voting Committee

Approved by:	/s/ Robert J. Ostrowski	Date: 4/11/2022
Chief Investment Officer – Fixed Income

Approved by:	/s/ John Fisher	Date: 4/25/2022
President of the Advisory Companies

Approved by:	/s/ Stephen Van Meter	Date: 4/28/2022

Exhibit A

Start: Case-By-Case Vote
Does Fed. manage $ for the co?
Yes
Company is "Interested Company"
Report votes to Board annually
No
Other type of sig. bus. Rel?
Yes
No
Owns > 5% of Fed MF?
Yes
Company is an "Upstream Affiliate"
No
Fed MF owns >10% of co?
Yes
Company is a "Downstream Affiliate"
No
No special reporting required
Counsel declares an "actual" conflict
Yes
Obtain Executive Committee approval for vote
No
Report votes to Board at next meeting

Adviser Compliance Manual - Account Administration
ALGER
FRED ALGER MANAGEMENT, LLC (“FAM”)
WEATHERBIE CAPITAL, LLC (“WC”)
REDWOOD INVESTMENTS, LLC (“RI”)
(collectively, “Alger”)
PROXY VOTING POLICIES AND PROCEDURES
Effective as of August 2025
Purpose
Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires registered investment advisers, who have discretionary authority to vote the proxies held in their clients’ accounts to:
(1)adopt and implement written policies and procedures reasonably designed to ensure that they vote proxies in the best interests of their clients;
(2)describe their proxy voting policies and procedures to their clients and upon request, provide copies of such policies and procedures; and
(3)disclose to their clients how they may obtain information on how the investment adviser voted their proxies.
Rule 204-2 under the Advisers Act requires, among other things, that registered investment advisers maintain records of its proxy voting policies and procedures; proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the investment adviser that were material to making a voting decision.
Form N-PX and Rule 14Ad-1 under the Securities Exchange Act of 1934, as amended, each requires certain investment advisers, such as FAM, WC and RI, to report annually how they voted proxies relating to shareholder advisory votes on executive compensation (or “say-on-pay”) matters. This reporting is completed by filing with the Securities and Exchange Commission (the “SEC”) a Form N-PX by August 31st each year.
Scope
This policy applies to FAM, WC, and RI, each an investment adviser registered under the Advisers Act, to ensure that proxies are voted in their clients’ best interests.
Procedures for Implementation
Alger’s Client and Portfolio Administration group (“CPA”) is responsible for supervising the proxy voting process, which includes:
(1)maintaining appropriate proxy voting policies and procedures, as well as records;
(2)determining the accounts for which Alger has proxy voting responsibilities as part of the account onboarding process or in connection with amending client agreements; and
(3)establishing new clients in the proxy voting process, including but not limited to establishing the accounts with Institutional Shareholder Services Inc. (“ISS”), Alger’s proxy voting vendor, ensuring the custodians are sending proxies to ISS, and setting up required client reporting.

Alger receives and considers the recommendations of ISS when voting proxies on behalf of clients. Alger also delegates the mechanics of voting proxies to ISS.
CPA ensures that ISS can vote the proxies of Alger’s clients prior to investing the client assets. Alger provides notification to ISS stating the ISS proxy voting guideline to be used. Alger also instructs the client’s custodian to forward all proxy ballots and notices to ISS.
Alger accesses ISS’s proxy voting through a website that identifies when a proxy vote is due, provides an analysis of each proxy proposal, and indicates how ISS intends to vote the proxy based on its proxy policies. CPA monitors ISS by reviewing upcoming shareholder meetings through this website.
ISS issues voting recommendations based on pre-determined voting guidelines intended to vote proxies in the clients’ best interests. ISS has developed a variety of different “pre-determined” recommendations based on a client’s or adviser’s particular objectives. Currently, in the absence of client specific direction, Alger has instructed ISS to base its recommendations from its Socially Responsible Investment Proxy Voting Guidelines. For clients of Alger who are Taft Hartley plans, Alger instructs ISS to base its recommendations from its Taft Hartley Proxy Voting Guidelines if requested by the client. Clients may instruct Alger to follow ISS Global Board-Aligned Proxy Voting Policy Statement and Guidelines to exclude socially responsible considerations from proxy voting. Clients may have their own specific proxy voting guidelines. For such clients, Alger requests ISS to vote proxies based on the clients’ instructions. Clients may also advise Alger that they will vote proxies for their accounts. For such clients, Alger takes no action with respect to proxy voting.
If a country’s laws allow a company to block the sale of shares in advance of a shareholder meeting, Alger will generally not vote in the shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Although Alger considers proxy voting to be an important shareholder right, Alger will generally not impede its ability to trade in a stock to vote at a shareholder meeting.
An Alger Portfolio Manager or Analyst may desire to override ISS’s voting recommendation. Such override recommendation must be submitted in writing to the appropriate Chief Investment Officer (“CIO”) of FAM, WC or RI, as applicable, outlining the reasons for the override and confirming that the Analyst or Portfolio Manager has no conflict of interest in connection with the recommendation to override ISS’ recommendation. If the applicable CIO agrees with the override, the recommendation is sent to CPA which will notify ISS of Alger’s override vote. If a conflict does exist, the General Counsel reviews the matter with the applicable CIO and they then jointly determine how to cast the vote. All such determinations are documented by CPA and presented quarterly to Alger’s Compliance & Controls Committee.
Daily, CPA monitors Proxy Alert notifications received from ISS. Alger will review any Proxy Alerts related to material changes or additional information, including errors, to assess if the ISS vote was in compliance with Alger’s voting policy.
On a monthly basis, CPA sends a notice of upcoming shareholder meetings to the Alger Analysts for their review.
On a quarterly basis, CPA verifies that proxies for the previous quarter were voted in accordance with Alger’s policies, procedures, and guidelines. Alger randomly selects one issuer’s voted proxy and one issuer’s prepopulated votes for an upcoming meeting. Alger reviews a sample of the proxy items to ensure that the ISS votes are in compliance with Alger’s proxy voting policy for each client that hold the security. A certification from ISS and the result of the sampling is presented to Alger’s Compliance & Controls Committee reporting the voting activity from the previous quarter.

On an annual basis, CPA confirms with ISS which issuer proxy votes were say-on-pay matters that require Form N-PX filings. Once confirmed, CPA ensures that the Form N-PX reports are filed with the SEC by the regulatory August 31st deadline.
Alger or ISS, on Alger’s behalf, maintains records of proxy statements received, votes cast on behalf of clients, client requests for proxy voting information, and documents prepared by the respective investment adviser that were material to making a voting decision. Such records are maintained in an easily accessible place for a period of not less than 5 years in an appropriate office of Alger or ISS. In the event that ISS maintains such records, ISS provides such records to Alger promptly upon Alger’s request.
Conflicts of Interest
When issuing vote recommendations and casting proxy votes in accordance with its pre-determined proxy voting guidelines, ISS also discloses any conflicts of interest it has with the issuer of such securities that are the subject of its recommendation. To the extent ISS has a material conflict of interest with the company whose proxies are at issue, it may recuse itself from voting proxies. In such cases, Alger instructs ISS how to vote. When ISS does not recuse itself, but still discloses a conflict, Alger reviews ISS’s disclosure regarding such conflict. When such relationship involves a payment to ISS of $250,000 or more,
Alger reviews ISS’s voting to ensure adherence to the pre-determined proxy voting guidelines and considers whether ISS’s recommendation is in its clients’ best interests.
Moreover, Alger regularly considers the robustness of ISS’s policies and procedures regarding its ability to (i) ensure that its proxy voting recommendations are based on current and accurate information and (ii) identify and address any conflicts of interest.
Client Disclosure
Alger provides its clients with a general description of its proxy guidelines. Such description of its proxy voting guidelines can be found in Alger’s Form ADV and in Appendix A below. For
U.S. registered fund shareholders, a description of Alger’s proxy voting guidelines can be found in the applicable fund’s Statement of Additional Information. Further, Alger informs clients, upon request, of Alger’s actual proxy voting policies and procedures, and how Alger voted their proxies. CPA maintains this policy online at www.alger.com.
How to Obtain Further Information
For U.S. registered fund shareholders, Alger’s voting record is available at www.alger.com. For separate accounts clients, please contact your Client Service Manager (212) 806-8800.

Appendix A
SRI Advisory Services Proxy Voting Policy Statement and Guidelines
ISS’s Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner.
These dual objectives carry through to socially responsible investors' proxy voting activity once the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance but also with the ethical behavior of corporations and the social and environmental impact of their actions.
Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.
On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.
The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note that there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. Where Social Advisory Services acts as voting agent for its clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback.
Taft-Hartley Advisory Services Proxy Voting Policy Statement and Guidelines
The proxy voting policy of ISS’s Taft-Hartley Advisory Services is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.
Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The Taft-Hartley Advisory Services voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the “economic best interests” of plan participants and beneficiaries. Taft-Hartley Advisory Services will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a “worker-owner view of value.”
The Taft-Hartley Advisory Services guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses – all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:
•Corporate policies that affect job security and wage levels;
•Corporate policies that affect local economic development and stability;
•Corporate responsibility to employees, communities and the environment; and
•Workplace safety and health issues.
Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines outlined in the following pages. Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. It is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft-Hartley Advisory Services’ guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker-owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant and will remain in conformity with the AFL-CIO proxy voting policy.
Global Board-Aligned Proxy Voting Policy Statement and Guidelines
ISS’s Global Board-Aligned Policy is designed to enable subscribing investors to vote in a manner that upholds many foundational corporate governance principles as a means of protecting and maximizing their investments, whilst generally aligning with issuers' board recommendations for voting on environmental and social matters.
On matters of corporate governance, executive compensation, and corporate structure, the Global Board-Aligned Policy guidelines are focused on a range of widely accepted good standards of corporate governance and shareholder rights protection, and on the creation and preservation of economic value. On environmental or social matters, the Global Board-Aligned Policy will generally be in line with the board's recommendations, with support limited to circumstances where it is considered that greater disclosure will directly enhance or protect shareholder value and is reflective of a clearly established reporting standard in the market. Although board diversity is a widely accepted factor in assessing board composition and good standards of corporate governance in many markets globally and for many investors, the Global Board-Aligned Policy excludes consideration of board diversity, or any lack thereof, in determining vote recommendations under the policy, taking the approach that the consideration of such matters is the responsibility of the board.